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                                  Exhibit 10.1
                                  ------------

                              EMPLOYMENT AGREEMENT
                              --------------------

     THIS EMPLOYMENT AGREEMENT (this "Agreement"), executed as of September 17, 2001, by and between JOHN Q. HAMMONS HOTELS, INC., a Delaware Corporation (the "Company"), and LOU WECKSTEIN ("Employee").

                                    RECITALS
                                    --------

     Employee will be employed as the President of the Company on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

                                    AGREEMENT
                                    ---------

     1.   Employment. The Company hereby employs Employee as President
          ----------
("President") of the Company, and Employee hereby accepts employment on the terms and subject to the conditions set forth herein. Employee shall have and exercise the authority and perform the duties normally incident to the office of President, as well as such other duties as may be reasonably delegated to him by the Company's Chief Executive Officer (the "CEO") and Board of Directors (the "Board").

     2.   Employment Date. Employee's employment with the Company shall begin on
          ---------------
September 15, 2001 (the "Commencement Date"), and shall continue until terminated by either party.

     3.   Compensation.
          ------------

          (a) Company agrees to pay the Employee an annual "Base Salary" of Three Hundred Thousand Dollars ($300,000.00) less applicable withholding, to be paid to Employee on the Company's normal payroll schedule. For purposes of this Agreement, "Base Salary" shall not include any performance incentives, bonuses, or other benefits.

          (b) The Employee shall be entitled to participate in any incentive or supplemental compensation plan or arrangement instituted by the Company for which the Employee is eligible as determined by the plan, and shall be eligible for an annual cash bonus for his first year of employment of up to forty percent (40%) of the Base Salary. The amount of such bonus, if any, will be determined on the same basis and under the same bonus plan used for other executive officers of Company.

          (c) The Employee agrees and hereby acknowledges that any money, benefits or other forms of compensation paid to Employee by a private individual or entity affiliated with

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the Company ("Extra Compensation") are provided as additional compensation for his services to the Company. Employee also agrees and acknowledges that Extra Compensation in no way affects the Duty of Loyalty and other fiduciary duties Employee owes to Company and its shareholders as an officer of the Company (collectively "Fiduciary Duties"). The Employee further agrees to immediately notify the Company in writing at the end of each year the full amount of any Extra Compensation received by him that year and the person paying that Extra Compensation.

          (d)  Stock Options. The Company shall grant to Employee options to
               -------------
purchase one hundred thousand (100,000) shares ("Options") of the Company's Class A Common Stock, par value One Dollar ($1.00) ("Common Stock"), for their fair market value on the grant date of the option, pursuant to the Company's 1994 Stock Option Plan as in effect on the date hereof.

          Except as otherwise provided herein, each of the Options granted hereunder shall vest and become exercisable over a four (4) year period following their Grant Date as follows: twenty-five percent (25%) of the granted Options shall vest and become exercisable on each anniversary of the Grant Date of the Options. Notwithstanding the foregoing, all Options granted to Employee shall immediately vest and become exercisable upon the sale, merger, reorganization or recapitalization of the Company pursuant to which the holders of the Common Stock of the Company become entitled to receive stock, securities, or other assets in exchange for their shares of Common Stock.

     4.   Benefits. Employee shall be entitled to receive the following
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benefits from the Company:

          (a)  Insurance. The Company shall, at its sole expense, provide such
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medical and disability insurance as is generally available to other executive employees of the Company. If immediate coverage under the Company's insurance plans is not available to Employee as of the Commencement Date, the Company shall pay, or reimburse Employee for, the cost of maintaining full coverage under Employee's existing life, health and disability insurance policies until Employee is covered under the Company's plans.

          (b)  Retirement Plan. Employee shall be entitled to participate in any
               ---------------
retirement, savings or benefit plans that the Company makes available to any of its executive employees.

          (c)  Club Memberships. The Company shall provide a golf membership at
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Highland Springs Country Club (the "Country Club"). Employee shall be responsible for all monthly dues and food and other incidental charges incurred by Employee for personal use at the Country Club.

          (d)  Vacation. Employee shall be entitled to three (3) weeks of paid
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vacation annually.

          (e)  Indemnity; D & O Insurance. To the extent permitted by law, the
               --------------------------
Company shall indemnify Employee for any and all liability or damages incurred by Employee

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in connection with his employment hereunder; and Employee shall be covered by any Directors and Officers Liability Insurance which is maintained by Company.

          (f)  Miscellaneous. The Company shall reimburse Employee for all costs
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and expenses reasonably incurred by Employee in connection with the performance of his duties hereunder.

     5.   Relocation. The Company shall pay the relocation costs for Employee
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and his family to move from Phoenix to Springfield, including without limitation
(i) packing and moving their personal effects, furniture and other property,
(ii) travel costs (including meals and lodging), (iii) insurance costs related to the move. In the event the Company terminates this Agreement, it shall pay the relocation costs for Employee and his family to move to Phoenix from Springfield as specified above.

     6.   Employee Conduct.
          ----------------

          (a) If the Employee has the authority to make purchases or disbursements on behalf of the Company, the Employee will make no purchase or disbursement or other payment of any kind or character which is in violation of any written or unwritten policy of the Company or in violation of any applicable statute, rule, regulation, ordinance, or order of any jurisdiction, foreign or domestic. The Employee further agrees to indemnify and hold harmless the Company from any liabilities, obligations, claims, penalties, fines, expenses, or losses resulting from any willful or unlawful acts of the Employee which contravene in any material respect any policy of the Company or any statute, rule, regulation, ordinance, or order of any jurisdiction, foreign or domestic, applicable to the Employee or the Company.

          (b) The Employee agrees to disclose honestly and fully all information and documentation in Employee's possession concerning all transactions or events relating to or affecting the Company as and to the extent such information or documentation is requested by the Company.

     7.   Restrictive Covenants.
          ---------------------

          (a)  Consideration. Employee agrees that his employment with the
               -------------
Company, his continuing employment with the Company, and the Company's provision of training and proprietary information to the Employee is sufficient consideration for agreeing to the restrictive covenants contained in this Agreement.

          (b)  Defense. The parties agree that the existence of any claim or
               -------
cause of action of the Employee against the Company, based on this Agreement or any other express or implied agreement, shall not constitute a defense to the enforcement by the Company of any of the restrictive covenants contained in this Agreement. These restrictive covenants shall survive the termination, for any reason, of any other agreement between the parties or of the employment relationship between the parties.

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          (c)  Scope. Employee agrees that if any court of competent
               -----
jurisdiction determines that any provision contained in these restrictive covenants are too broad or otherwise unreasonable, the court shall amend only such provisions as necessary for the restrictions contained in these covenants to be enforceable, as so amended, shall be enforced by such court. Employee further agrees that any alleged breach or alleged failure of performance of this Agreement by Company shall not render any provision of this Agreement unenforceable.

          (d)  Covenant Not to Compete. During the Employee's employment by the
               -----------------------
Company, Employee agrees not to become employed or otherwise affiliated with any person or business organization as an officer or executive employee of any business directly in competition with the Company's business.

          (e)  Covenant Not to Disclose. Employee acknowledges that during
               ------------------------
Employee's employment, the Company will provide to Employee and Employee will otherwise obtain, have access to, or learn certain Confidential Information of the Company. The term "Confidential Information" includes, without limitation, any information received from clients, bid and purchasing practices and policies, client lists, contracts, pricing lists, discount practices and policies, marketing and promotional practices, types of services, types of products, supplier accounts, purchasing and pricing arrangements, employee compensation, technical data, proprietary training, financial information, computer databases, and other non-public and proprietary data. Employee agrees not to disclose any Confidential Information to any person or business organization (or agent or representative of a person or business organization) outside of the Company at any time.

          (f)  Covenant Not to Solicit. For a period of two years after
               -----------------------
termination of his employment, Employee agrees not to solicit, hire, or be connected with the solicitation or hiring of any person who was an employee of the Company within the six months prior to termination of Employee's employment.

          (g)  No Disparagement. The Employee agrees not to engage in any
               ----------------
pattern of conduct which involves publishing or making written or verbal statements or remarks which are disparaging or damaging to the integrity, reputation or goodwill of the Company or its management.

     8.   Termination.
          -----------

          (a) The Company may terminate this Agreement at any time with or without "Cause". As used herein, the term Cause means gross negligence, fraud or willful misconduct.

          (b) This Agreement shall terminate upon the death of Employee or, at the election of the Company, if Employee is unable to perform his duties hereunder by reason of illness, injury or incapacity for one hundred eighty
(180) consecutive days ("Disability") (during which time Employee shall continue to be compensated as provided herein).

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     9.   General Provisions.
          ------------------

          (a)  Assignment Prohibited. Employee may not assign or delegate any of
               ---------------------
his rights or obligations hereunder. Company may assign this Agreement in connection with a merger, sale of the stock or assets, reorganization, spin-off or separation of any subsidiary or department or any similar transaction.

          (b)  Notice. Unless contrary provisions are expressly set forth
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herein, all notices of any kind shall be in writing and shall, at the option of the party giving the notice, be (i) personally delivered, (ii) delivered by reputable overnight courier, (iii) sent by telefax, or (iv) sent, by certified or registered mail, postage prepaid, return receipt requested, to the person entitled to receive the notice at the last address provided in writing by such person to the other signatory. All such notices shall be deemed given on the date the notice is actually received at the address indicated.

          (c) Titles and Captions. All section titles or captions in this
              -------------------
Agreement are for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof. Except as specifically provided otherwise, references to "Sections" are to Sections of this Agreement.

          (d)  Further Action. The parties to this Agreement shall execute and
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deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

          (e)  Binding Effect. This Agreement shall be binding upon and inure to
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the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assignees.

          (f)  Entire Agreement. This Agreement constitutes the entire agreement
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among the parties hereto pertaining to the subject matter of this Agreement and supersedes all prior agreements, negotiations, and discussions among the parties hereto regarding the subject matter of this Agreement.

          (g)  Creditors. None of the provisions of this Agreement shall be for
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the benefit of or enforceable by any creditors of the parties.

          (h)  Waiver. No failure by any party to insist upon the strict
               ------
performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

          (i)  Counterparts. This Agreement may be executed in counterparts, all
               ------------
of which together shall constitute an agreement binding on both of the parties, notwithstanding that both such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affixing his or its signature hereto, independently of the signature of the other party.

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          (j)  Applicable Law. This Agreement shall be construed in accordance
               --------------
with and governed by the internal laws of the State of Missouri, without regard to the principles of conflicts of law. The parties agree that the appropriate venue for any dispute relating to this Agreement shall be the Circuit Court for Greene County, Missouri, or the U.S. District Court for the Western District of Missouri, Southern Division, located at Springfield, Missouri.

          (k)  Invalidity. Notwithstanding Section 7C, above, if any provision
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of this Agreement is deemed to be invalid or unenforceable by any court of competent jurisdiction, the remainder of this Agreement shall remain valid and fully enforceable.

          (l)  Drafting. No provision of this Agreement shall be interpreted for
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or against any party hereto on the basis that such party was the draftsman of such provision; and no presumption or burden of proof shall arise disfavoring or favoring an party by virtue of the authorship of any of the provisions of this Agreement.

          IN WITNESS WHEREOF, Company and Employee have caused this Employment Agreement to be executed as of the date first set forth above.

                                                COMPANY:

                                                JOHN Q. HAMMONS HOTELS, INC.


                                                By: /s/John Q. Hammons
                                                    ----------------------------
                                                    John Q. Hammons,
                                                    Chairman of the Board


                                                EMPLOYEE:

                                                /s/ Lou Weckstein
                                                --------------------------------
                                                Lou Weckstein

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